UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPIRIT AIRLINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date SPIRIT AIRLINES INC. or meeting date. Have your proxy card in hand when you access the web site 2800 EXECUTIVE WAY and follow the instructions to obtain your records and to create an electronic MIRAMAR, FL 33025 voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/SAVE2021 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D44700-P50306 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SPIRIT AIRLINES INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. To elect the following three Class I directors to hold office ! ! ! until the 2024 annual meeting of stockholders or until their resignation or removal, or until their respective successors are elected: Nominees: 01) Robert D. Johnson 02) Barclay G. Jones III 03) Dawn M. Zier The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To ratify the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of ! ! ! the Company for its fiscal year ending December 31, 2021; 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement pursuant ! ! ! to executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended; 4. To approve the First Amendment to the Spirit Airlines Inc. 2015 Incentive Award Plan to increase the number of shares of common stock authorized for ! ! ! issuance under the plan and to make certain other changes to the plan; and Note: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D44701-P50306 SPIRIT AIRLINES INC. 2021 Annual Meeting of Stockholders May 20, 2021 9:00 a.m. ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Thomas C. Canfield and Edward M. Christie III, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPIRIT AIRLINES INC. that the stockholder(s) is/are entitled to vote at the 2021 Annual Meeting of Stockholders to be held virtually, via live webcast at www.virtualshareholdermeeting.com/SAVE2021, on May 20, 2021, at 9:00 a.m. ET, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side